AEYE

Disclaimer

General
This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes. The information contained in this presentation (this “Presentation”) has been prepared to assist interested parties in making their own evaluation with respect to the proposed transaction (the “Transaction”) between CF Finance Acquisition Corp. III (“CFIII”) and AEye, Inc. (“AEye”), and for no other purpose. This Presentation is subject to updating, completion, revision, verification and further amendment. None of CFIII, AEye, or their respective affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation and it is an offense to claim otherwise. The information contained herein does not purport to be all-inclusive or contain all of the information that may be required to make a full analysis of AEye or the Transaction. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice, and you should consult with your own attorney, business advisor and tax advisor as to legal, business, tax and other matters related hereto. No representations or warranties, express or implied, are given in, or in respect of, this Presentation.

Confidentiality
The purpose of this Presentation is to provide information to assist in obtaining a general understanding of CFIII, AEye and the Transaction. This information is being distributed to you on a confidential basis. By receiving this information, you and your affiliates agree to maintain the confidentiality of the information contained herein and that no portion of this Presentation may either be reproduced in whole or in part and that neither this Presentation nor any of its contents may be given or disclosed to any third party without the express written permission of CFIII and AEye and that the information contained herein is subject to the terms of any confidentiality agreement entered into with CFIII and AEye. Any reproduction or distribution of this Presentation, in whole or in part, or the disclosure of its contents, without the prior written consent of CFIII and AEye is prohibited. By accepting this Presentation, each recipient agrees: (i) to maintain the confidentiality of all information that is contained in this Presentation and not already in the public domain, and (ii) to use this Presentation for the sole purpose of evaluating the Transaction.

Forward-Looking Information
This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Transaction, including statements regarding the anticipated benefits of the Transaction, the anticipated timing of the Transaction, future financial condition and performance of AEye and expected financial impacts of the Transaction (including future revenue, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the Transaction, the PIPE transaction, the level of redemptions of CFIII’s public stockholders and the products and markets and expected future performance and market opportunities of AEye (including the ability of AEye to enter into definitive agreements, partnerships or other commitments with original equipment manufacturers, contract manufacturers, suppliers and other strategic partners) . These forward-looking statements generally are identified by the words "believe," "project,“ "expect," "anticipate," "estimate," "intend," "strategy," "future,“ “scales,” “representative of,” “valuation,” "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of CFIII's securities, (ii) the risk that the Transaction may not be completed by CFIII's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CFIII, (iii) the failure to satisfy the conditions to the consummation of the Transaction, including the approval of the merger agreement by the stockholders of CFIII, the satisfaction of the minimum trust account amount following any redemptions by CFIII's public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the Transaction, (v) the inability to complete the PIPE transaction, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vii) the effect of the announcement or pendency of the Transaction on AEye's business relationships, operating results, and business generally, (viii) risks that the Transaction disrupts current plans and operations of AEye, (ix) the outcome of any legal proceedings that may be instituted against AEye or against CFIII related to the merger agreement or the Transaction, (x) the ability to maintain the listing of CFIII's securities on a national securities exchange, (xi) changes in the competitive and regulated industries in which AEye operates, variations in operating performance across competitors, changes in laws and regulations affecting AEye's business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Transaction, and identify and realize additional opportunities, (xiii) the potential inability of AEye to increase its manufacturing capacity or to achieve efficiencies regarding its manufacturing process or other costs, (xiv) the enforceability of AEye’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others, (xv) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which AEye operates, (xvi) the potential inability of AEye to enter into definitive agreements, partnerships or other commitments with original equipment manufacturers, contract manufacturers, suppliers and other strategic partners and (xvii) costs related to the Transaction and the failure to realize anticipated benefits of the Transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the registration statement on Form S-4 discussed below and other documents filed by CFIII from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and AEye and CFIII assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither AEye nor CFIII gives any assurance that either AEye or CFIII, or the combined company, will achieve its expectations.

Disclaimer

Financial Information
The financial and operating forecasts and projections contained herein represent certain estimates of AEye as of the date thereof. AEye's independent public accountants have not examined, reviewed or compiled the forecasts or projections and, accordingly, does not express an opinion or other form of assurance with respect thereto. Furthermore, none of AEye or its management team can give any assurance that the forecasts or projections contained herein accurately represents AEye's future operations or financial condition. Such information is subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance AEye or that actual results will not differ materially from those presented in these materials. Some of the assumptions upon which the projections are based inevitably will not materialize and unanticipated events may occur that could affect results. Therefore, actual results achieved during the periods covered by the projections may vary and may vary materially from the projected results. Inclusion of the prospective financial information in these materials should not be regarded as a representation by any person that the results contained in the prospective financial information are indicative of future results or will be achieved.

Use of Non-GAAP Financial Matters
This Presentation includes certain forward-looking non-GAAP financial measures with respect to AEye's expected future performance. These non-GAAP measures are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of our liquidity. Not all of the information necessary for a quantitative reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is available without unreasonable efforts at this time. AEye believes that these forward-looking non-GAAP measures of financial results provide useful supplemental information about AEye. AEye's management uses these forward-looking non-GAAP measures to evaluate AEye's projected financial and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently or may use other measures to calculate their financial performance, and therefore AEye's non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Industry And Market Data
This Presentation has been prepared by AEye and includes market data and other statistical information from third-party sources. Although CFIII and AEye believes these third-party sources are reliable as of their respective dates, none of CFIII, AEye, or any of their respective affiliates has independently verified the accuracy or completeness of this information. Some data are also based on AEye's good faith estimates, which are derived from both internal sources and the third-party sources described above. None of CFIII, AEye, their respective affiliates, nor their respective directors, officers, employees, members, partners, stockholders or agents make any representation or warranty with respect to the accuracy of such information.

Additional Information and Where to Find It
This Presentation relates to the Transaction. This Presentation does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. CFIII intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of CFIII, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all CFIII stockholders. CFIII also will file other documents regarding the Transaction with the SEC. Before making any voting decision, investors and security holders of CFIII are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Transaction as they become available because they will contain important information about the Transaction. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CFIII through the website maintained by the SEC at www.sec.gov. The documents filed by CFIII with the SEC also may be obtained free of charge upon written request to CF Finance Acquisition Corp. II, 110 East 59th Street, New York, NY 10022.

Participants in Solicitation
CFIII, AEye and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from CFIII's stockholders in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Trademarks and Intellectual Property
All trademarks, service marks, and trade names of AEye or CFIII or their respective affiliates used herein are trademarks, service marks, or registered trade names of AEye or CFIII, respectively, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with AEye or CFIII, or an endorsement or sponsorship by or of AEye or CFIII. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that AEye, CFIII or the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Transaction Summary

PIPE to facilitate CF Finance Acquisition Corp. III ("CFAC III") business combination with AEye at a pre-merger valuation of $1.9 billion

Transaction Highlights

Transaction Size	▪ $230 million cash in trust from CF Finance Acquisition Corp III (Nasdaq: CFAC)(1) ▪ $225 million PIPE
Valuation	▪ $1.9 billion TEV pre-merger ▪ Attractive valuation with unique active robotic vision technology (iDAR) technology ▪ Relationships with leading Tier 1 OEM suppliers, proven products in a rapidly growing market and a significant addressable market
Capital Structure	▪ $420 million in cash to fund operations and accelerate growth(1)(2) ▪ No additional equity capital requirements expected between now and achieving free cash flow
Ownership(1)	▪ 79% existing shareholder equity roll over ▪ 13% SPAC including founder shares ▪ 9% PIPE Investors

(1) Assumes no redemptions from CF Finance Acquisition Corp. III.
(2) Assumes $50 million of transaction expenses and $15 million of cash from current AEye balance sheet.

Overview of Sponsor



Howard Lutnick

Chairman and Chief Executive Officer
Cantor Fitzgerald

- Joined Cantor Fitzgerald in 1983 and was appointed President and CEO in 1991. Named Chairman in 1996
- Chairman and CEO of BGC Partners, Inc. (NASDAQ: BGCP), Executive Chairman of Newmark Group, Inc. (NASDAQ: NMRK) and Chairman and CEO of each SPAC sponsored by Cantor Fitzgerald
- Longest serving CEO of any U.S. Federal Reserve Primary Dealer
- Acquired Newmark Knight Frank in 2011 and created 4th largest US real estate services firm

Cantor Fitzgerald, founded in 1945, is a leading Investment Bank led by a highly experienced executive team in Howard Lutnick, Chairman and CEO and Anshu Jain, President. Cantor has a leading SPAC sponsorship franchise and is a leading SPAC underwriter for third parties.

Cantor is the largest broker-dealer private partnership on Wall Street with over $300 trillion of financial transactions annually covering more than 5,000 fixed income and equities clients; Cantor is 1 of 24 Primary Dealers of U.S. Treasuries

Cantor's Financial and Real Estate Services businesses have over 12,000 employees primarily across Cantor Fitzgerald, BGC Partners, Inc. (NASDAQ: BGCP) and Newmark Group, Inc. (NASDAQ: NMRK)

Cantor's leading SPAC franchise:

- CFAC I combined with GCM Grosvenor (NASDAQ: GCMG) in November 2020
- CFAC II announced combination with View, Inc. in November 2020
- Market leading SPAC underwriter

Source: Publicly available information.

Experienced Senior Leadership Team



Blair LaCorte
CEO

35+ years public and private general management experience



Luis Dussan
Founder & CTO

25+ years electro-optics management experience



Bob Brown
CFO

30+ years public and private financial management experience



Dr. Allan Steinhardt
Chief Scientist

35+ years electro-optics experience



Jordan Greene
Founder & VP of Corp. Dev.

10+ years technology and venture experience

Backed by Leading Strategic Investors

Partners

Continental
HELLA VENTURES
LG Electronics
AISIN

OEMs

GM VENTURES
SUBARU SBI
AIRBUS VENTURES

Technology

intel capital
SK hynix

Financial Investors

KLEINER PERKINS
台杉投資 TAIWANIA
TYCHE PARTNERS

Differentiated Technology and Approach

Founded in 2013 to create AI-driven sensing systems that perform better than the human eye and visual cortex – focusing on information that matters


A-A MAN NARO OVRD CNTL
GRAY
OFF
TV
CAL
LSCD
IR POINT
SIM
TRNG
SWAP TGP
DCLT

Principles of military targeting systems applied to make autonomous vehicles smarter and safer

Key Principles of Differentiated Approach

- Modular architecture leveraging mature components
- Edge processing enhances performance
- Artificial intelligence delivers high quality data
- Software-driven and network-optimized

The leading intelligent sensor platform

Delivering Groundbreaking Capabilities and Performance

AEye's patented sensor platform delivers real-time integration of high-performance LiDAR and HD cameras – exceeding industry requirements for performance, reliability and cost


FedEx
Ground

Recipient of Prestigious Industry Awards

AutoSens Awards
Most Innovative Autonomous Driving Platform
2019

Forbes
AI 50
America's Most Promising Artificial Intelligence Companies

Gartner
Cool Vendor
2018

2019
AI 100
CBINSIGHTS

IDTechEx
Most Innovative Sensor Technology
2019

AUTOMOBILITY
Leading the new mobility movement.
TOP TEN AUTOMOTIVE STARTUPS

Vision Systems Design
2019 Innovators Awards

AI Breakthrough Awards

LIDAR Leader Awards
Brought to you by ILMF & LIDAR Magazine
AE110 – Winner
Outstanding Innovation in LiDAR Award

IS Europe Awards

WINNER
Tech CARS Awards
auto connected car news

SXSW
Interactive Innovation Award
2019 Finalist

AutoSens Awards
Most Exciting Start-Up
2018

TU-Automotive Awards
5 June, Novi
Finalist
Newcomer of the Year

Edison Awards
Winner
2019

The 10 Most Innovative Cognitive Solution Providers 2018

TECH.AD
USA AWARD
Autonomous Vehicle Technology Innovation of the Year

best of sensors expo 2018

AUVSI
XCELLENCE AWARD
2018
2nd Place Winner
AEYE

AEYE
ai.100
CBINSIGHTS
2018

CIO Review
20 MOST PROMISING AUTOMOTIVE TECHNOLOGY SOLUTION PROVIDERS - 2018

2018 STEVIE
GOLD WINNER
AMERICAN BUSINESS AWARDS

Investment Highlights

Select Strategic Automotive Partners[1]

Continental

HELLA

LG Electronics[2]

AISIN

Massive Market Opportunity

- Broad adoption of LiDAR for automotive, industrial, and mobility applications
- $42+ billion TAM opportunity by 2030[3]

Differentiated Technology

- Single modular hardware platform to address all markets
- Proprietary software-configurable sensing platform – 80 patents[4]

Customer and Strategic Partner Validation

- Multiple strategic partnerships to address the automotive ADAS market
- Selected by automotive Tier 1 partner to meet premium OEM requirements

Capital Light and Scalable Business Model

- Leveraging automotive supply chain for manufacturing and assembly
- 84% Gross Margins and 55% EBITDA margins by 2026E

Visionary and Experienced Management Team

- Track record of building and managing publicly-traded technology companies

(1) Upon execution of definitive agreements.
(2) References in this presentation to partnership with LGE are to its subsidiary ZKW.
(3) Wall Street research, industry research, management estimates.
(4) Includes issued and pending patents.



Massive Market Opportunity

AEye LiDAR Will Drive Adoption Using Edge Intelligence

Like a military targeting system, AEye's intelligent sensor identifies and focuses on relevant objects


WARNING AHEAD
ACTION: YIELD
ID: Pedestrian


WARNING AHEAD
ACTION: YIELD
ID: DEER


WARNING AHEAD
ACTION: YIELD
ID: Motorcycle


WARNING AHEAD
ACTION: YIELD
ID: SWERVE

Intelligent Detection and Ranging

1. Search Everywhere
2. Revisit Critical Objects
3. Acquire and Classify
4. Track What Matters

LiDAR Will Be Everywhere

Large ADAS commitments expected in the next 18 months will drive down component costs and establish the foundation for AEye's growth across other markets

Automotive

Foundational market for LiDAR



ADAS
1 sensor per vehicle
WARNING AHEAD
ACTION: YIELD
ID: DEER



Self-Driving
48
mph
Autonomous
up to 10 sensors per vehicle

Industrial & Mobility

Use cases across numerous large addressable markets



Trucking



Mining



Shuttles



Delivery



Traffic Systems



Rail



Aviation



Drones

AEye's Groundbreaking System Addresses Multiple Markets


AEYE
Vehicle: stopped
Delivery Bot
Traffic Signal: F6302



Differentiated Technology

AEye System Design is Modular and Adaptive

Proprietary system architecture enables high performance



1
Modular Hardware Design
Camera
AEye Design
Laser
AEye Design
Transmitter Optics
Agile Scanner
AEye Design
Receiver Optics
AEye Design
Receiver
2
AEye Software on a Chip
Partner Algorithms
Agile Software Configuration
Triggers/ Pre-Fusion
SoC
Perception Algorithms
Firmware/ Detection Logic
3
Standalone Software Modules
Pose Estimation
Drivable Path
3D Object Detection
SLAM
Blockage Detection
Object Classification
Range Estimation
Semantic Segmentation
Egomotion
Free Space Detection
Velocity Estimation
Ground Estimation

1. Bistatic design enables long range, agile scanning and integrated camera boresighting
2. Embedded artificial intelligence addresses customer use cases
3. Enables 3D perception algorithms to deliver the most actionable information

AEye’s Platform – Elegant Design Employing Embedded AI

Core building blocks enable real-time intelligence processed at the edge

Fiber Laser – Amplifiable Energy

- 1550nm eye safe laser
- Optimal photon budget (100x 900nm lasers)
- Automotive-grade operating temperature

Advanced Receiver – Strong Signal

- Bistatic design (1cm to 1000m)
- Pixel level isolation
- High quality point cloud

Agile MEMS Scanner – Fast Focus

- Small MEMS (>5x smaller than most competitors)
- Fast MEMS (>5x faster than most competitors)
- Automotive-grade durability

System on a Chip (SoC) – Embedded AI

- Application specific software configuration
- Sensor triggers and feedback controls
- Key perception algorithms

Detection of Small Hazardous Objects


10 Bricks at 115 meters

Ensuring Pedestrian Safety


Globally, over 260,000 pedestrians are killed by vehicles each year.

Solving the Most Difficult Industry Challenges

Intelligent sensing allows AEye to see better in the highest risk situations



Small Object at Distance



Hidden Pedestrian



Complex Traffic



Animal Crossing



Truck Safe Stop



Lane Markings



Merging Vehicles



Bad Weather (Rain, Fog…)

- ✓ Long Range
- ✓ High Resolution
- ✓ Low Latency
- ✓ Software Configurable
- ✓ Edge Artificial Intelligence
- ✓ Optimized Data Acquisition
- ✓ Flexible Placement
- ✓ Low Power, Low Cost

AEye Rainstorm


cam: 34.1 fps
Filmed
during a rainstorm
in Dublin, CA on
January 26, 2021.

The Value of Intelligent Sensors


AEYE's intelligent sensors enable
ADAS and Autonomous Vehicles to
detect and classify every object in a scene.

Configurability Enables Flexible Placement Options

AEye’s product can be placed in various locations with minimal impact to performance


Continental
HELLA
LG Electronics
AISIN
Windshield
Headlight
Grill

AEye Platform Delivers Superior Detection & Acquisition

	AEYE	Company A	Company B	Company C	Company D
1. Core Platform					
Laser Wavelength	**1550nm**	**1550nm**	**905nm**	**905nm**	**880nm**
Software Configurable	✓	✓	✗	✓	✗
Artificial Intelligence on the Edge	✓	✗	✗	✗	✗
Automotive Grade	✓	✓	✗	✓	✗
2. LiDAR Specifications (Search)					
Max Range	**1,000m**	250m	250m	250m	250m
Range@10%	**300m**	250m	200m	110m	200m
Field of View	**128°x28°**	120°x30°	120°x16°	115°x25°	26°x13°
Resolution	**0.05°**	0.1° / 0.3°	0.2° / 0.5°	0.1°	0.1°
Update Rate	**10-100Hz**	10Hz	10Hz	10Hz	10Hz
Interference Mitigation	**6 Methods**	Limited	Limited	Limited	Limited
Weather Performance (Snow/Rain)	✓	✓	✗	✗	✗
Velocity Information	**Lateral & Radial**	✗	✗	✗	✗
3. Actionable Information (Acquire(1))					
Brick @ 160m	✓	✓	✗	✗	✗
Pedestrian @ 300m	✓	✗	✗	✗	✗
Vehicle @ 400m	✓	✗	✗	✗	✗
Truck @ 500m	✓	✗	✗	✗	✗

Source: Public specification sheets.
(1) Acquire indicates three or more detections on a single object at 10Hz assuming specified resolution.



Partnering with the Automotive Industry to Drive Mass Adoption of LiDAR

AEye's Automotive Tier 1 Partnerships

Selected after extensive evaluation process

	2019 Revenue	Proof of Concept	Investor	Industrialization	Channel
Continental	€44bn	✓	✓	✓	✓
HELLA	€7bn	✓	✓	✓	✓
AISIN	$36bn	✓	✓	-	✓
LG Electronics	$53bn	✓	✓	-	✓

AEye partners sell to all major OEMs

Source: Company filings, Factset.
Note: Industrialization and channel partners dependent upon entry into definitive agreements.

AEye Selected as Continental's Long-Range LiDAR Partner

Continental

ADAS supplier to 25 OEMs, 50 brands, 300 models

100mm ADAS units delivered 2017-2019

Radar, Camera, LiDAR, ADCUs

- **€44.5 billion in revenue (2019)**
- **241,458 employees (2019)**
- **595 locations in 59 Countries**

Continental Partnership Status

- Selected by Continental to meet premium OEM requirements
- Automotive product line targeted launch in 2024
- Planning manufacturing line
- Applied engineering, operations and sales resources
- Jointly engaged with 6 OEMs
- Invested in AEye
- Continental's EVP of ADAS joined AEye's advisory board

HRL131 Start of Production: 2024



Source: Continental.



Scalable Business Model and Customer Validation

Unique Business Model Leveraging a Common Product Platform

Channel Model for Automotive and Direct Sales for Industrial and Mobility


AEYE
Auto Grade Tier 2 Suppliers
Laser
Scanner
Receiver
SoC
AEYE Software
Automotive (ADAS)
Tier 1 Partners
Continental
HELLA
LG Electronics
AISIN
OEMs

Unique Business Model Leveraging a Common Product Platform

Channel Model for Automotive and Direct Sales for Industrial and Mobility

AEYE

Auto Grade Tier 2 Suppliers

- Laser
- Scanner
- Receiver
- SoC
- AEYE Software

Automotive (ADAS) → **Tier 1 Partners** → **OEMs**

Continental · HELLA · LG Electronics · AISIN

Industrial & Mobility → **Contract Manufacturers** → **Direct Sales** / **Systems Integrators** → Shuttles, ITS, Delivery, Rail, Aerospace, Other

Benchmark · Confidential CM · fabrinet

- ✓ Single Product Platform
- ✓ Single Supply Chain
- ✓ Achievable BOM Cost <$100

Penetrating Automotive, Mobility and Industrial Markets

70+ commercial partners across multiple markets(1)

16+ major opportunities expected in automotive (ADAS) over the next two years

Selected Target Ecosystem

Partners
- Continental
- HELLA
- AISIN
- LG Electronics

Automotive (ADAS)
- GM
- TOYOTA
- DAIMLER
- SUBARU
- JAGUAR
- LAND ROVER
- NAVISTAR
- VW
- tusimple
- RENAULT
- Ike

Mobility
- cruise
- TRI-AD
- ARGO AI
- EINRIDE
- Motional
- AIMOTIVE
- DYNAMIC MAP PLATFORM
- EASY MILE
- MITSUBISHI ELECTRIC
- Gatik

Industrial
- KOMATSU
- SIEMENS
- IHI
- ECONOLITE
- LIEBHERR
- indra
- Allied Telesis
- BELL
- NASA
- HITACHI

(1) *Commercial partners includes evaluations, pilots, SODWs, PoCs, and POs.*



Financial Overview

Large and Rapidly Growing Projected Market Opportunity

LiDAR TAM

ADAS opportunities over the next 3 years are expected to drive revenue over the next 8-10 years



30% CAGR
> $42bn
$18bn
$17bn
$7bn
$14bn
$3bn
$10bn
<$1bn
$3bn
$3bn
2020E
2025E
2030E
Automotive (ADAS)
Industrial
Mobility

'25-'30 CAGR

'25-'30 CAGR	Illustrative Use Cases
43%	**Automotive (ADAS)**: Passenger, Commercial
11%	**Industrial**: Rail, Mining, Aerospace, Defense
72%	**Mobility**: Shuttles, Logistics, Delivery

Source: Wall Street research, industry research, management estimates.

ADAS Program Lifecycle and Market Opportunity

Multi-Year Investment Cycle for ADAS Series Production Deals


0
Year
3
SOP
Development, Testing, Validation
1
Contract
3
RFQ
5
RFI
AEye Today(1)

- Development and testing takes >2 years after contract win before Start of Production (SOP) and bookings turn to revenue
- Series production awards are for 5-7 years, are often extended longer and generally cover more than 250,000 vehicles

AEye Tier 1 Partners' Design Win Pipeline[2]


$8.7bn
$0.5bn
Current
CY 2026E

- At least 16 opportunities expected to be bid by Tier 1s in the next two years worth an estimated $8bn in lifetime revenue
- Tier 1 partners assume all liability and warranty for 15+ years beyond life of program

(1) Contract process ongoing with Tier 1 and initial premium OEM.
(2) Expected Tier 1 partners' forward-looking contract value booked in the year denoted is based on AEye's assumptions regarding pricing and volumes.

Projecting High-Growth Revenue Opportunity

Commentary

- Series production wins generate ADAS licensing revenue starting in 2024
- ADAS revenue driven by licensing/royalties from our Tier 1 partners
- Near-term growth primarily from Industrial and Mobility markets
- Commercial production begins in Q4’21
- Diversified revenue streams across customers and end markets

Revenue



($ in millions)
174% CAGR
$4
$13
$35
$175
$303
$617
2021E
2022E
2023E
2024E
2025E
2026E

Attractive Projected Profitability & Cash Flow Growth

Commentary

- Industry-leading gross margins and EBITDA margins
- Substantial BOM cost reduction expected over the next 5 years as volume ramps
- EBITDA positive 2H 2024

Gross Profit



($ in millions)
Gross Profit
Gross Margin
81%
83%
84%
$521
$251
$142
$1
$4
$18
2021E
2022E
2023E
2024E
2025E
2026E

EBITDA



($ in millions)
EBITDA
EBITDA Margin
55%
30%
$337
1%
$92
$1
($59)
($75)
($91)
2021E
2022E
2023E
2024E
2025E
2026E

Robust Financial Profile

Summary Financials

($ in millions)

	2021E	2022E	2023E	2024E	2025E	2026E
Revenue	**$4**	**$13**	**$35**	**$175**	**$303**	**$617**
%YoY Growth	*156%*	*213%*	*180%*	*395%*	*73%*	*103%*
Gross Profit	**$1**	**$4**	**$18**	**$142**	**$251**	**$521**
% Margin	*22%*	*29%*	*51%*	*81%*	*83%*	*84%*
Selling, General & Administrative	$25	$24	$38	$49	$59	$69
Research & Development	$35	$55	$70	$92	$100	$115
Total Operating Expense	**$60**	**$79**	**$108**	**$141**	**$159**	**$184**
% of Revenue				*80%*	*52%*	*30%*
EBITDA	**($59)**	**($75)**	**($91)**	**$1**	**$92**	**$337**
% Margin				*1%*	*30%*	*55%*
Capex	**($3)**	**($3)**	**($3)**	**($6)**	**($7)**	**($10)**
% of Revenue				*4%*	*2%*	*2%*
EBITDA less CapEx	**($62)**	**($78)**	**($94)**	**($5)**	**$84**	**$327**
% Conversion					*92%*	*97%*

Tracking the Motion of the Ball



Attractive Entry Point

LiDAR companies have performed strongly after SPAC transactions

($ in billions)



LiDAR
Licensing Model Autotech
At Announcement
Current
Pre-transaction Enterprise Value
Post-transaction Enterprise Value
$1.9
$2.0
$2.9
$12.8
$1.6
$4.2
$1.8
$3.7
$1.6
$2.5
$1.0
$1.4
SPAC Transaction Pending
$10.8
$6.0
AEYE
LUMINAR
Velodyne
AEVA
OUSTER
INNOVIZ
MOBILEYE
cerence

	AEye Pre-transaction	AEye Post-transaction	Luminar	Velodyne	Aeva	Ouster	Innoviz	Mobileye	Cerence
EV/EBITDA	2026E	2026E	2025E	2024E	2025E	2025E	2025E	2017E	2021E
At Announcement	5.6x	5.9x (1)	7.9x	10.5x	5.2x	2.8x	5.8x	NA	NA
Current	NA	NA	45.8x	36.5x	10.5x (2)	4.4x (2)	8.0x (2)	40.0x (3)	42.2x

Source: Company filings and presentations, Current price per S&P Capital IQ as of February 12, 2021. At Announcement, based on SPAC transaction presentation. Current based on latest company filings, research analyst estimates (Luminar and Velodyne) and includes transaction updates (including subsequent private placements).

(1) Assumes no redemptions from CFAC III trust account and assumes new shares issued at a price of $10.00. Excludes impact of 7.8 million warrants with a strike price of $11.50 and approximately 374,000 issued or available to be issued restricted stock units.

(2) Current enterprise value assumes pro forma shares outstanding and current SPAC share price as of February 12, 2021.

(3) Based on trading value on day prior to announced acquisition. Transaction TEV of $14.7bn.

Favorable Growth and Margin Profile

AEye expects to achieve a superior margin profile



LiDAR
Licensing Model Autotech
Revenue CAGR
174%
199%
183%
161%
138%
65%
Average: 149%
52%
14%
AEYE
AEVA
INNOVIZ TECHNOLOGIES
OUSTER
LUMINAR
Velodyne
MOBILEYE
cerence
'21E – '26E
'21E – '25E
'21E – '25E
'21E – '25E
'21E – '25E
'21E – '24E
'14A – '17E
'20E – '23E
Gross Margin
84%
63%
63%
59%
58%
52%
Average: 59%
76%
73%
AEYE
LUMINAR
AEVA
OUSTER
Velodyne
INNOVIZ TECHNOLOGIES
MOBILEYE
cerence
2026E
2025E
2025E
2025E
2024E
2025E
2017E
2021E
EBITDA Margin
55%
44%
39%
36%
31%
22%
Average: 34%
54%
35%
AEYE
LUMINAR
AEVA
OUSTER
INNOVIZ TECHNOLOGIES
Velodyne
MOBILEYE
cerence
2026E
2025E
2025E
2025E
2025E
2024E
2017E
2021E

Source: Public filings, Wall Street research.

Note: Aeva, Innoviz and Ouster SPAC transaction pending. Estimated margins are based on management forecasts.

Illustrative Valuation Shows AEye at a Discount to Peers


LiDAR
Licensing Model Autotech
Current EV / EBITDA
EV: $2.0 billion(1)
5.9x
45.8x
36.5x
SPAC Transaction Pending
10.5x
8.0x
4.4x
40.0x
42.2x
AEYE
2026E
LUMINAR
2025E
Velodyne
2024E
AEVA
2025E
INNOVIZ TECHNOLOGIES
2025E
OUSTER
2025E
MOBILEYE
2017E (2)
cerence
2021E (3)

Source: Company filings and presentations, Current price per S&P Capital IQ as of February 12, 2021. Current based on latest company filings and includes transaction updates (including subsequent private placements).
(1) Assumes no redemptions from CFAC III trust account and assumes new shares issued at a price of $10.00. Excludes impact of 7.8 million warrants with a strike price of $11.50 and approximately 374,000 issued or available to be issued restricted stock units.
(2) Based on trading value on day prior to announced acquisition.
(3) Based on Calendar Year 2021 Revenue and EBITDA.

Illustrative AEye Transaction Value Bridge

Current valuation provides opportunistic entry point

Transaction Value | **Comparable Valuation Sensitivity Analysis**



$7.6 billion
$6.1 billion
$5.4 billion midpoint
~63% discount to relative valuation
$4.7 billion
$3.6 billion
$2.0 billion
Enterprise Value Discounted Back 5 Years at 20% Discount Rate
Pro Forma Enterprise Value
35.0x - 45.0x 2026E EBITDA
+/- 25% EBITDA

2026E EBITDA: $337 million

Summary of Approach

- Applies a range of multiples to AEye's 2026 EBITDA ($337 million) to arrive at an implied future Enterprise Value
- The future Enterprise Value is discounted back at 20% to arrive at an implied discounted Enterprise Value

Transaction Summary – Pro Forma Equity Ownership

($ in millions, unless otherwise stated)

Sources & Uses

Sources		Uses	
SPAC Cash in Trust	$230	AEye Rollover Equity	$1,900
PIPE Capital	$225	Deal Expenses	$50
AEye Rollover Equity	$1,900	Cash to Balance Sheet	$405
Total Sources	$2,355	Total Uses	$2,355

Pro Forma Valuation

Pro Forma Shares Outstanding	241.8
Equity Value	$2,418
Cash	($420)
Debt	$5
Enterprise Value	$2,003

Commentary on Use of Proceeds

- Proceeds from the transaction will be added to AEye's balance sheet for working capital, research and development and other general corporate purposes

Pro Forma Ownership



79%
10%
3%
9%
AEye
SPAC Public
SPAC Founders
PIPE

Note: Assumes no redemptions from CFAC III trust account and assumes new shares issued at a price of $10.00. Pro Forma share count includes 23.0 million SPAC shares, 0.5 million SPAC Founder private placement shares, 5.8 million SPAC Founder shares, 22.5 million PIPE shares and 190.0 million shares to existing AEye Shareholders (includes current AEye options and warrants based on treasury stock method). Excludes impact of 7.8mm warrants with a strike price of $11.50 and approximately 374,000 issued or available to be issued restricted stock units. Existing cash and debt as of Q4 2020.



Appendix

Deep Bench of Experienced Management Talent



John Stockton
SVP of R&D

43+ years semiconductor and venture experience

Former CEO and Co-Founder

VLSI arm arc Mayfield



Nate Ramanathan
SVP of Operations

25+ years automotive manufacturing experience

Former Operations Executive

Benchmark Ford Medtronic HUTCHINSON



Abhijit Thatte
SVP of Software

25+ years software and AI experience

Former Head of Data Science

Aricent GE varian



Steve Lambright
CMO

25+ years marketing experience

Former Marketing Executive

XOJET PRG savi VerticalNet AUTODESK



Andrew Nelson
VP of Sales

15+ years sales experience

Former Sales Executive

Velodyne SENSE KEYENCE COGNEX

AEYE